UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 21, 2025

PERASO INC.

(Exact Name of Registrant as Specified in Charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2033 Gateway Pl., Suite 500

San Jose, CA 95110

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRSO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Amended and Restated 2019 Stock Incentive Plan

On December 21, 2025, the board of directors (the “Board”) of Peraso Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board, approved an amendment to the Company’s Amended and Restated 2019 Stock Incentive Plan (the “2019 Plan”) to remove the limits on the number of shares of the Company’s common stock subject to equity awards that may be granted to non-employee members of the Board. The Board previously approved an amendment to the 2019 Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares, which amendment was approved by the stockholders at the Company’s 2025 annual meeting of stockholders held on December 22, 2025 (the “Annual Meeting”), as disclosed in Item 5.07 of this Current Report on Form 8-K.

The foregoing summary of the amendments to the 2019 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated 2019 Plan that gives effect to such amendments, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Cees Links to the Board of Directors and the Audit Committee

On December 21, 2025, the Board appointed Cees Links as a director, effective immediately following the Annual Meeting, to fill the vacancy caused by the retirement of Ian McWalter upon the expiration of his term at the Annual Meeting. Mr. Links’ term will expire at the next annual meeting of stockholders. In connection with Mr. Links’ appointment to the Board, the Board also appointed Mr. Links as a member of the Audit Committee of the Board to replace Dr. McWalter in such role.

The Board has determined that Mr. Links is an “independent” director under the applicable rules of the U.S. Securities and Exchange Commission (“SEC”) and the Nasdaq Stock Market.

Since January 2024, Mr. Links, age 68, has served as chief executive officer of SuperLight Photonics B.V., a Netherlands-based photonics semiconductor company engaged in the development of broadband light sources for imaging applications that was declared bankrupt in September 2025; following a restructuring, the company restarted under the name Integrated Laser Photonics B.V. in October 2025. In 2004, Mr. Links founded GreenPeak Technologies B.V., a fabless semiconductor company focused on low-power wireless solutions for smart-home and Internet of Things (IoT) applications, and served as its chief executive officer until the company was acquired by Qorvo, Inc. in 2016. Following the acquisition, he served in leadership roles at Qorvo, Inc. involving Wi-Fi and IoT technology integration and related strategic initiatives. Prior to founding GreenPeak Technologies B.V., Mr. Links held various management and technical positions at other technology companies including NCR Corporation, AT&T, Lucent Technologies and Agere Systems. Mr. Links holds an M.Sc. degree in Applied Mathematics and a B.Sc. degree in Electrical Engineering from the University of Twente in the Netherlands.

Mr. Links will receive compensation for his service on the Board pursuant to the compensation program for the Company’s non-employee directors, as in effect from time to time during his service on the Board. The Company’s current non-employee director compensation program is described on page 12 of the Company’s definitive proxy statement filed with the SEC on November 25, 2025 (the “Proxy Statement”). In addition, Mr. Links and the Company will enter into the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

There are no arrangements or understandings between Mr. Links and any other person pursuant to which Mr. Links was selected as a director. There are no family relationships between Mr. Links and any director or executive officer of the Company. Mr. Links has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 22, 2025, the Company held its Annual Meeting, and a quorum for the transaction of business was present in person virtually or represented by proxy, which represented approximately 38.7% of the voting power of the Company’s outstanding shares of voting stock entitled to vote at the Annual Meeting. The Company’s stockholders voted on four proposals, which are described in more detail in the Proxy Statement.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:

●	Proposal 1 - Election of directors to serve until the next annual meeting of stockholders.

	For	Withheld	Broker Non-Vote
Ronald Glibbery	514,773	237,335	2,820,861
Daniel Lewis	519,554	232,554	2,820,861
Andreas Melder	580,103	172,005	2,820,861
Robert Y. Newell	586,491	165,617	2,820,861

All of the foregoing candidates were elected to serve as directors until the next annual meeting of stockholders and until the election and qualification of his successor or his earlier resignation or removal.

●	Proposal 2 - Ratification of the audit committee’s appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Vote
3,480,865	56,671	35,433	-

The foregoing proposal was approved.

●	Proposal 3 - Approval of the amendment of the 2019 Plan to increase the number of shares currently reserved for issuance thereunder by 1,000,000 shares.

For	Against	Abstain	Broker Non-Vote
607,999	133,528	10,581	2,820,861

The foregoing proposal was approved.

●	Proposal 4 - Approval of one or more adjournments of the Annual Meeting.

For	Against	Abstain	Broker Non-Vote
3,117,397	391,631	63,941	-

The foregoing proposal was approved.

Item 7.01 Regulation FD Disclosure.

On December 23, 2025, the Company issued a press release announcing the appointment of Mr. Links to the Board, as described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1+	Peraso Inc. Amended and Restated 2019 Stock Incentive Plan
10.2+	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.22 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2012)
99.1	Press Release dated December 23, 2025
104	The cover page of this Current Report on Form 8-K formatted in Inline XBRL

+	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERASO INC.

Date: December 23, 2025	By:	/s/ James Sullivan
James Sullivan Chief Financial Officer

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